                        AMERICAN DENTAL PARTNERS, INC.
               1996 TIME ACCLERATED RESTRICTED STOCK OPTION PLAN


     1.   PURPOSE OF THE PLAN.
          -------------------

     This stock option plan (the "Plan") is intended to encourage ownership of the common stock of American Dental Partners, Inc., a Delaware corporation (the "Company"), by employees of the Company and its subsidiaries, to induce qualified personnel to enter and remain in the employ of the Company or its subsidiaries and otherwise to provide additional incentive for optionees to promote the success of its business.


     2.   STOCK SUBJECT TO THE PLAN.
          -------------------------

     (a) The total number of shares of the authorized but unissued or Treasury shares of the common stock, $.01 par value per share, of the Company ("Common Stock") for which options may be granted under the Plan shall not exceed Sixty Thousand Sixty (60,060) shares, subject to adjustment as provided in Section 12 hereof.

     (b) If an option granted or assumed hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for subsequent option grants under the Plan at the election of the Board of Directors of the Company (the "Board of Directors").

     (c) Stock issuable upon exercise of an option granted under the Plan shall be subject to such restrictions on transfer, repurchase rights or other restrictions as shall be determined by the Board of Directors and set forth in the Agreement (as defined in Section 6).


     3.   ADMINISTRATION OF THE PLAN.
          --------------------------

     (a) The Plan shall be administered by the Board of Directors. No member of the Board of Directors shall act upon any matter exclusively affecting any option granted or to be granted to himself or herself under the Plan. A majority of the members of the Board of Directors shall constitute a quorum, and any action may be taken by a majority of those present and voting at any meeting. The decision of the Board of Directors as to all questions of interpretation and application of the Plan shall be final, binding and conclusive on all persons. The Board of Directors may, in its sole discretion, grant options to purchase shares of the Company's Common Stock and issue shares upon exercise of such options as provided in the Plan. The Board shall have authority, subject to the express provisions of the Plan and any agreement evidencing an option (an "Option Agreement"), to construe the respective option agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option agreements, which may but need not be identical, and to make all other determinations in the judgment of the Board necessary or desirable for the administration of the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and shall be the sole and final judge of such expediency. No director shall be liable for any action or determination made in good faith.

     (b) The Board of Directors may, in its discretion, delegate its powers, duties and responsibilities to a committee (the "Committee") consisting of two or more directors, each of whom is a disinterested person (as defined from time to time in Rule 16b-3 promulgated under the Securities Exchange Act of 1934). The Board may at any time and from time to time appoint a member or members of the Committee in substitution for or in addition to the member or members then in office and may fill vacancies on the Committee however caused. The Committee shall choose one of its members as Chairman and shall hold meetings at such times and places as it shall deem advisable. A majority of the members of the Committee shall constitute a quorum and any action may be taken by a majority of those present and voting at any meeting. Any action may also be taken without the necessity of a meeting by a written instrument signed by a majority of the Committee. If a committee is so appointed, all references to the Board of Directors herein shall mean and relate to such committee, unless the context otherwise requires.

     (c) With respect to the participation of any officer or director in the Plan, his or her selection as an optionee and the number of option shares to be allocated to such officer or director shall be determined either (i) by the Board of Directors, all of the members of which shall be "disinterested persons" (as defined from time to time in Rule 16b-3 promulgated under the Securities Exchange Act of 1934) or (ii) by, or only in accordance with, the recommendations of a Committee, as defined in Section 3(b) above. The provisions of this Section 3(c) shall not apply with respect to any option granted prior to the date of the first registration of an equity security of the Company under
Section 12 of the Securities and Exchange Act of 1934.


     4.   TYPE OF OPTIONS.
          ---------------

     Options granted pursuant to the Plan shall be authorized by action of the Board of Directors of the Company and shall be non-qualified options which are not intended to meet the requirements of such Section 422 of the Internal Revenue Code of 1986 (the "Code").


     5.   ELIGIBILITY.
          -----------

     (a) Options may be granted to officers and key employees of the Company or of any of its subsidiaries.

     (b) Directors who are not otherwise employees of the Company or a subsidiary shall not be eligible to be granted an option pursuant to the Plan.

     (c) In determining the eligibility of an individual to be granted an option, as well as in determining the number of shares to be optioned to any individual, the Board of Directors shall take into account the position and responsibilities of the individual being considered, the nature and value to the Company or its subsidiaries of his or her service and accomplishments, his or her present and potential contribution to the success of the Company or its subsidiaries, and such other factors as the Board of Directors may deem relevant.


     6.   OPTION AGREEMENT.
          ----------------

     Each option shall be evidenced by an Option Agreement duly executed on behalf of the Company and by the optionee to whom such option is granted, which Option Agreement shall comply with and be subject to the terms and conditions of the Plan. The Option Agreement may contain such other terms, provisions and conditions which are not inconsistent with the Plan as may be determined by the Board of Directors. No option shall be deemed to have been granted within the meaning of the Plan and no purported grant of any option shall be effective until the Option Agreement shall have been duly executed on behalf of the Company and the optionee. More than one option may be granted to an individual. The terms of any Option Agreement, including the terms relating to the vesting of options covered thereby, may be modified or amended from time to time with the consent of the Board of Directors and the holder of such options. The Option Agreement may contain restrictions on transfer of the shares issuable upon exercise thereof.

     7.   OPTION PRICE.
          ------------

          (a) The option price of shares of the Company's Common Stock for options granted hereunder shall be the fair market value of such Common Stock on the date of such grant.

          (b) If such shares are then listed on any national securities exchange or on Nasdaq Stock Market, Inc. National Market System, the fair market value shall be the mean between the high and low sales prices, if any, on the largest such exchange on the date of the grant of the option or, if none, shall be the closing sales prices on the nearest date before the date of grant. If the shares are not then listed on any such exchange, the fair market value of such shares shall be the mean between the closing "Bid" and the closing "Ask" prices, if any, as reported in the National Association of Securities Dealers Automated Quotation System other than the National Market System ("NASDAQ") for the date of the grant of the option, or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales prices on the nearest date before the date of grant. If the shares are not then either listed on any such exchange or quoted in NASDAQ, the fair market value shall be the mean between the average of the "Bid" and the average of the "Ask" prices, if any, as reported in the National Daily Quotation Service for the date of the grant of the option, or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales on the nearest date before the date of grant. If the fair market value cannot be determined under the preceding three sentences, it shall be determined in good faith by the Board of Directors.


     8.   MANNER OF PAYMENT; MANNER OF EXERCISE.
          -------------------------------------

     (a) Options granted under the Plan may provide for the payment of the exercise price by delivery of: (i) cash or a check payable to the order of the Company in an amount equal to the exercise price of such options; (ii) shares of Common Stock of the Company owned by the optionee having a fair market value equal in amount to the exercise price of the options being exercised; (iii) cancellation of the Option with respect to shares as to which it is then exercisable where the aggregate fair market value of such shares less the aggregate exercise price thereof equals the exercise price of the options being exercised; or (iv) any combination of (i), (ii) and (iii); provided that payment of the exercise price in whole or in part by delivery of shares of Common Stock of the Company owned by such optionees or cancellation of shares may be made only with the consent of the Company if any such action would have an adverse accounting or tax consequence for the Company. The fair market value of any shares of the Company's Common Stock which may be delivered upon exercise of an option shall be determined by the Board of Directors in accordance with Section 7 hereof.

     (b) To the extent that the right to purchase shares under an option has accrued and is in effect, options may be exercised in full at one time or in part from time to time, by giving written notice, signed by the person or persons exercising the option, to the Company, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares as provided in subparagraph (a) above. Upon such exercise, delivery of a certificate for paid-up non-assessable shares shall be made at the principal office of the Company to the person or persons exercising the option at such time, during ordinary business hours, within thirty (30) days from the date of receipt of the notice by the Company, as shall be designated in such notice, or at such time, place and manner as may be agreed upon by the Company and the person or persons exercising the option.


     9.   EXERCISE OF OPTIONS.
          -------------------

     (a) Each option granted under the Plan shall, subject to Section 10 and Section 12 hereof, be exercisable on the ninth anniversary of the date of grant thereof; provided, however, that the exercisability of such options may be accelerated on such terms as may be set forth in the agreement evidencing such options; provided, further however, that no option granted under the Plan shall have a term in excess of nine (9) years and six (6) months from the date of grant.

     (b) Subject to the provisions of any agreement governing an option, to the extent that an option to purchase shares is not exercised by an optionee when it becomes initially exercisable, it shall not expire but shall be carried forward and shall be exercisable, on a cumulative basis, until the expiration of the exercise period.


     10.  TERM OF OPTIONS; EXERCISABILITY.
          -------------------------------

     (a)  TERM.
          ----

          (1)   Each option shall expire not more than nine (9) years and six
(6) months from the date of the granting thereof, but shall be subject to earlier termination as herein provided.

          (2) Except as otherwise provided in this Section 10, or as may be provided in an agreement evidencing options granted hereunder, an option granted to any employee optionee who ceases to be an employee of the Company or one of its subsidiaries shall terminate as of the close of business ninety (90) calendar days after the date such optionee ceases to be an employee of the Company or one of its subsidiaries, or on the date on which the option expires by its terms, whichever occurs first.

          (3) Except as may be otherwise provided in an Option Agreement, if such termination of employment is because the optionee has become permanently disabled (within the meaning of Section 22(e)(3) of the Code), such option shall terminate as of the close of business on the last day of the sixth month from the date such optionee ceases to be an employee, or on the date on which the option expires by its terms, whichever occurs first.

          (4) Except as may be otherwise provided in an Option Agreement, in the event of the death of any optionee, any option granted to such optionee shall terminate as of the close of business on the last day of the twelfth month from the date of death, or on the date on which the option expires by its terms, whichever occurs first.

          (5) To the extent an option lapses or terminates without having been exercised, any shares covered thereby shall be reserved for issuance upon exercise of future options.

     (b)  EXERCISABILITY.
          --------------

          An option that is subject to early termination due to Section 10(a)(2), 10(a)(3) or 10(a)(4) (subject to any contrary provision of an Option Agreement) shall be exercisable only to the extent that the right to purchase shares under such option has accrued and is in effect on the date of termination.

     11.  OPTIONS NOT TRANSFERABLE.
          ------------------------

     The right of any optionee to exercise any option granted to him or her shall not be assignable or transferable by such optionee otherwise than by will or the laws of descent and distribution, and any such option shall be exercisable during the lifetime of such optionee only by him or, in the event of the permanent disability of the optionee, by his personal representative or the person who acquired the rights of the optionee with respect to the option as a result of the optionee's disability. Any option granted under the Plan shall be null and void and without effect upon any attempted assignment or transfer, except as herein provided, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, trustee process or similar process, whether legal or equitable, upon such option.


     12.  RECAPITALIZATIONS, REORGANIZATIONS AND THE LIKE.
          -----------------------------------------------

     (a) In the event that the outstanding shares of the Common Stock of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, or dividends payable in capital stock, appropriate adjustment shall be made in the number and kind of shares as to which options may be granted under the Plan and as to which outstanding options or portions thereof then unexercised shall be exercisable, to the end that the proportionate interest of the optionee shall be maintained as before the occurrence of such event; such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of such options and with a corresponding adjustment in the option price per share.

     (b) In addition, unless otherwise determined by the Board of Directors in its sole discretion, in the case of any (i) sale or conveyance to another entity of all or substantially all of the property and assets of the Company or
(ii) Change in Control (as hereinafter defined) of the Company, the purchaser(s) of the Company's assets or stock may, in his, her or its discretion, deliver to the optionee the same kind of consideration that is delivered to the shareholders of the Company as a result of such sale, conveyance or Change in Control, or the Board of Directors, in its sole discretion, may cancel all outstanding options in exchange for consideration in cash or in kind which consideration in both cases shall be equal in value to the value of those shares of stock or other securities the optionee would have received had the option been exercised (to the extent then exercisable) and no disposition of the shares acquired upon such exercise been made prior to such sale, conveyance or Change in Control, less the option price therefor. Upon receipt of such consideration by the optionee, his or her option shall immediately terminate and be of no further force and effect. The value of the stock or other securities the optionee would have received if the option had been exercised shall be determined in good faith by the Board of Directors of the Company, and in the case of shares of the Common Stock of the Company, in accordance with the provisions of Section 7 hereof. The Board of Directors shall also have the power and right to, but shall be under no obligation to, accelerate the exercisability of any options, notwithstanding any limitations in this Plan or in the Agreement upon such a sale, conveyance or Change in Control. Unless the Board of Directors elects to accelerate the exercisability of options, upon the sale or conveyance to another entity of all or substantially all of the property or assets of the Company or a Change of Control, all unvested options shall terminate. A "Change in Control" shall be deemed to have occurred if any person, or any two or more persons acting as a group, and all affiliates of such person or persons, who prior to such time owned less than ten percent (10%) of the then outstanding Common Stock of the Company, shall acquire such additional shares of the Company's Common Stock in one or more transactions, or series of transactions, such that following such transaction or transactions, such person or group and affiliates beneficially own at least fifty percent (50%) or more of the Company's Common Stock outstanding.

     (c) Upon dissolution or liquidation of the Company, all options granted under this Plan shall terminate, but each optionee (if at such time in the employ of or otherwise associated with the Company or any of its subsidiaries) shall have the right, immediately prior to such dissolution or liquidation, to exercise his or her option to the extent then exercisable.

     (d) If by reason of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation, the Board of Directors shall authorize the issuance or assumption of a stock option or stock options in a transaction to which Section 424(a) of the Code applies, then, notwithstanding any other provision of the Plan, the Board of Directors may grant an option or options upon such terms and conditions as it may deem appropriate for the purpose of assumption of the old option, or substitution of a new option for the old option, in conformity with the provisions of such
Section 424(a) of the Code and the Regulations thereunder, and any such option shall not reduce the number of shares otherwise available for issuance under the Plan.

     (e) No fraction of a share shall be purchasable or deliverable upon the exercise of any option, but in the event any adjustment hereunder of the number of shares covered by the option shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.


     13.  NO SPECIAL EMPLOYMENT RIGHTS.
          ----------------------------

     Nothing contained in the Plan or in any option granted under the Plan shall confer upon any option holder any right with respect to the continuation of his or her employment by the Company (or any subsidiary) or interfere in any way with the right of the Company (or any subsidiary), subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the option holder from the rate in existence at the time of the grant of an option. Subject to the provisions of any separate employment agreement, whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Board of Directors at the time.


     14.  WITHHOLDING.
          -----------

     The Company's obligation to deliver shares upon the exercise of any option granted under the Plan shall be subject to the option holder's satisfaction of all applicable Federal, state and local income, excise employment and any other tax withholding requirements.


     15.  RESTRICTIONS ON ISSUE OF SHARES.
          -------------------------------

     (a) Notwithstanding the provisions of Section 8, the Company may delay the issuance of shares covered by the exercise of an option and the delivery of a certificate for such shares until one of the following conditions shall be satisfied:

                (i) The shares with respect to which such option has been exercised are at the time of the issue of such shares effectively registered or qualified under applicable Federal and state securities acts now in force or as hereafter amended; or

                (ii) Counsel for or reasonably satisfactory to, the Company shall have given an opinion, which opinion shall not be unreasonably conditioned or withheld, that such shares are exempt from registration and qualification under applicable Federal and state securities acts now in force or as hereafter amended.

     (b) It is intended that all exercises of options shall be effective, and the Company shall use its best efforts to bring about compliance with the above conditions within a reasonable time, except that the Company shall be under no obligation to qualify shares or to cause a registration statement or a post-effective amendment to any registration statement to be prepared for the purpose of covering the issue of shares in respect of which any option may be exercised, except as otherwise agreed to by the Company in writing.


     16.  PURCHASE FOR INVESTMENT; RIGHTS OF HOLDER ON SUBSEQUENT REGISTRATION.
          ---------------------------------------------------------------------

     Unless the shares to be issued upon exercise of an option granted under the Plan have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended, the Company shall be under no obligation to issue any shares covered by any option unless the person who exercises such option, in whole or in part, shall give a written representation and undertaking to the Company which is satisfactory in form and scope to counsel for the Company and upon which, in the opinion of such counsel, the Company may reasonably rely, that he or she is acquiring the shares issued pursuant to such exercise of the option for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares, and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act of 1933, or any other applicable law, and that if shares are issued without such registration, a legend to this effect may be endorsed upon the securities so issued. In the event that the Company shall, nevertheless, deem it necessary or desirable to register under the Securities Act of 1933 or other applicable statutes any shares with respect to which an option shall have been exercised, or to qualify any such shares for exemption from the Securities Act of 1933 or other applicable statutes, then the Company may take such action and may require from each optionee such information in writing for use in any registration statement, supplementary registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors from such holder against all losses, claims, damages and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.


     17.  LOANS.
          -----

     The Company may make loans to optionees to permit them to exercise options. If loans are made, the requirements of all applicable Federal and state laws and regulations regarding such loans must be met.


     18.  MODIFICATION OF OUTSTANDING OPTIONS.
          -----------------------------------

     The Board of Directors may authorize the amendment of any outstanding option with the consent of the optionee when and subject to such conditions as are deemed to be in the best interests of the Company and in accordance with the purposes of the Plan.


     19.  APPROVAL OF STOCKHOLDERS.
          ------------------------

     The Plan shall be subject to approval by the vote of stockholders holding at least a majority of the voting stock of the Company present, or represented, and entitled to vote at a duly held stockholders' meeting, or by written consent of all of the stockholders, within twelve (12) months after the adoption of the Plan by the Board of Directors and shall take effect as of the date of adoption by the Board upon such approval. The Board of Directors may grant options under the Plan prior to such approval, but any such option shall become effective as of the date of grant only upon such approval and, accordingly, no such option may be exercisable prior to such approval.

     20.  TERMINATION AND AMENDMENT OF PLAN.
          ---------------------------------

     Unless sooner terminated as herein provided, the Plan shall terminate fifteen (15) years and six (6) months from the date upon which the Plan was duly adopted by the Board of Directors of the Company. The Board of Directors may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable; provided, however, that except as provided in Section 19, the Board of Directors may not, without the approval of the stockholders of the Company obtained in the manner stated in Section 19, increase the maximum number of shares for which options may be granted or change the designation of the class of persons eligible to receive options under the Plan or make any other change in the Plan which requires stockholder approval under applicable law or regulations. Termination or any modification or amendment of the Plan shall not, without the consent of an optionee, affect his or her rights under an option theretofore granted to him or her.


     21.  RESERVATION OF STOCK.
          --------------------

     The Company shall at all times during the term of the Plan reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of the Plan and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.


     22.  LIMITATION OF RIGHTS IN THE OPTION SHARES.
          -----------------------------------------

     An optionee shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the options except to the extent that the option shall have been exercised with respect thereto and, in addition, a certificate shall have been issued theretofore and delivered to the optionee.


     23.  NOTICES.
          -------

     Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, if to the Company, to its principal place of business, attention: President, and, if to an optionee, to the address as appearing on the records of the Company.



Approved by Shareholders:  January 11, 1996

                                AMENDMENT NO. 1
                                      TO
                         AMERICAN DENTAL PARTNER, INC.
              1996 TIME ACCELERATED RESTRICTED STOCK OPTION PLAN
              --------------------------------------------------

     The American Dental Partners, Inc. 1996 Time Accelerated Restricted Stock Option Plan (the "Plan") is hereby amended pursuant to the following provisions:

     1.   Definitions
          -----------

     All capitalized terms used in this amendment which are not otherwise defined herein shall have the respective meanings given such terms in the Plan.

     2.   Transferability
          ---------------

     The following provision is hereby added to the end of Section 11 of the
Plan:

          Notwithstanding the foregoing to the contrary, the Board of Directors may, in its sole discretion and in the manner established by the Board of Directors, provide for the irrevocable transfer, without payment of consideration, of any option by an optionee to such optionee's spouse, children, grandchildren, nieces, or nephews or to the trustee of any trust for the principal benefit of one or more such persons or to a partnership whose only partners are one or more such persons. In the case of such a permitted transfer, the option shall be exercisable only by the transferee or such transferee's legal representative.

     3.   Effective Date; Construction
          ----------------------------

     The effective date of this amendment is October 27, 1997, and this amendment shall be deemed to be a part of the Plan as of such date. In the event of any inconsistencies between the provisions of the Plan and this amendment, the provisions of this amendment shall control. Except as modified by this amendment, the Plan shall continue in full force and effect without change.